Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Dolphin Digital Media, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mirta A Negrini, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 22, 2017	By:	/s/ Mirta A Negrini
Mirta A Negrini
Chief Financial Officer